EXHIBIT 21

                                                              Jurisdiction of
 Name of Subsidiary                       Percent Ownership   Incorporation


AMI Instruments, Inc.                             100%           Oklahoma
Advanced Electronics Systems
   International                                  100%           California
Amber Engineering, Inc.                           100%           California
Brasil Sistemas De Integracao Ltda                100%           Brazil
Data Logic, Inc.                                  100%           Delaware
Electronica Nayarit, S.A.                         100%           Mexico
Holwood Realty Company                            100%           Delaware
Hughes Aircraft Systems International             100%
Hughes International Corporation                  100%           Delaware
Hughes Nadge Corporation                          100%           Delaware
Hughes Research Analytics, Inc.                   100%
Hughes Simulation International, Inc.             100%           California
Hughes Systems Management International           100%           California
International Electronics Systems, Inc.           100%           California
NEWCS, Inc.                                       100%           Delaware
Patriot Overseas Support Company                  100%           Delaware

RAYCOM, INC.                                       51%           Korea
Raytag Limited                                    100%           Delaware
TAG Halbleiter GmbH                               100%           Germany
Raytheon Advanced Systems Company                 100%           Delaware
Raytheon Air Control Company                      100%           Delaware
Raytheon Aircraft Holdings, Inc.                  100%           Delaware
Raytheon Aircraft Company                         100%           Kansas
Arkansas Aerospace, Inc.                          100%           Arkansas
Beech Military Regional Offices, Inc.             100%           Kansas
Raytheon Aerospace Company                        100%           Kansas
Raytheon Aerospace Support Services Company       100%           Kansas
Raytheon Aircraft (Bermuda) Ltd.                  100%           Bermuda
Raytheon Aircraft Credit Corporation              100%           Kansas
Beech Aircraft Leasing, Inc.                      100%           Kansas
Beech Airliner Lease Corporation                  100%           Kansas
Beechcraft BB-209 Leasing, Inc.                   100%           Kansas
Beechcraft Lease Corporation                      100%           Kansas
Beechcraft Lease Special Purpose Company          100%           Kansas
Beechcraft UC-131 Leasing, Inc.                   100%           Kansas
Beechcraft UC-134 Leasing, Inc.                   100%           Kansas
Beechcraft UC-163 Leasing, Inc.                   100%           Kansas
Beechcraft UC-58 Leasing, Inc.                    100%           Kansas
Beechcraft UC-74 Leasing, Inc.                    100%           Kansas
Beechcraft UE-305 Leasing, Inc.                   100%           Kansas
Beechcraft UE-307 Leasing, Inc.                   100%           Kansas
Beechcraft UE-308 Leasing, Inc.                   100%           Kansas
Beechcraft UE-311 Leasing, Inc.                   100%           Kansas
Beechcraft UE-322 Leasing, Inc.                   100%           Kansas
Beechcraft UE-331 Leasing, Inc.                   100%           Delaware

Franco-American Lease Corporation                 100%           Kansas
Franco-Kansas Lease Corporation                   100%           Kansas
International Lease Corporation                   100%           Kansas
Kansas Beechcraft Leasing, Inc.                   100%           Kansas
Raytheon Aircraft Credit Lease Corporation        100%           Kansas
Raytheon Aircraft Credit Special
     Purpose Company                              100%           Kansas
Raytheon Aircraft Lease Corporation               100%           Kansas
Raytheon Aircraft Lease Special Purpose
     Company                                      100%           Kansas
Raytheon Aircraft Receivables Corporation         100%           Kansas
Raytheon Aircraft Special Purpose Company         100%           Kansas
Raytheon Airliner Lease Corporation               100%           Kansas
Raytheon-Kansas Lease Corporation                 100% Kansas
UE-311 Leasing Corporation                        100% Kansas
Raytheon Aircraft Parts Inventory and
     Distribution Company                         100%           Kansas
Raytheon Aircraft Quality Support Company         100%           Kansas
Raytheon Aircraft Services, Inc.                  100%           Kansas
Raytheon Travel Air Company                       100%           Kansas
Travel Air Insurance Company Ltd.                 100%           Kansas
Travel Air Insurance Company (Kansas)             100%           Kansas
Raytheon Philippines, Inc.                      99.98%         Republic of the
                                                                  Philippines
Raytheon Appliances Asia, Inc.                    100%           Delaware
Raytheon Charitable Foundation                    100%           Massachusetts
Raytheon Corporate Operations,
     Washington Inc.                              100%           Delaware
Raytheon Credit Company                           100%           Delaware
Raytheon Deutschland GmbH                         100%           Germany
Raytheon Anschutz G.m.b.H.                        100%           Germany
Anschutz Japan Co. Ltd.                            80%           Japan
Arbeitsmedizinische Betreuungsgesellschaft
     Kieler Betriebe mbH                           39%           Germany
Raytheon Standard Radio AB                        100%           Sweden
Raytheon E-Systems, Inc.                          100%           Delaware
Alliance Logistics, LTD                            50%           Scotland
Constellation Communications, Inc.               31.9%           Delaware
E-Systems Exports, Inc.                           100%           Delaware
E-Systems Technologies Holding, Inc.              100%           Delaware
E-Systems Technologies International, Inc.        100%      U.S. Virgin Islands
Raytheon E-Systems Limited                        100%           England
Raytheon Systems Company Australia Pty Ltd.       100%           Australia
Space Imaging, Inc.                         30.693069%           Delaware
Raytheon ESSM Co.                                 100%           California
Raytheon Engineering and Maintenance Company      100%           Delaware
Raytheon Saudi Arabia Limited                      35%           Saudi Arabia
Raytheon Engineers & Constructors
     International, Inc.                          100%           Delaware
Cedarapids, Inc.                                  100%           Iowa

Standard Havens, Inc.                               100%         Delaware
SH Properties, Inc.                                 100%         Missouri
Standard Havens Products, Inc.                      100%         Delaware
Raytheon Architects, Ltd.                           100%         Colorado
Raytheon Catalytic Inc.                             100%         Delaware
Raytheon Constructors International, Inc.           100%         Delaware
ARAYCO INC.                                         100%         Colorado
Badger America, Inc.                                100%         Delaware
Harbert-Yeargin Inc.                                100%         Delaware
Raytheon Constructors Inc.                          100%         Delaware
Catalytic Industrial Maintenance Co., Inc.          100%         Delaware
Raytheon Constructors do Brasil Ltda.            0.0005%         Brazil
Specialty Technical Services, Inc.                  100%         Pennsylvania
Rust Constructors Inc.                              100%         Delaware
Raytheon Demilitarization Company                   100%         Delaware
Raytheon Engineers & Constructors (Ireland) Ltd.    100%         Delaware
Raytheon Engineers & Constructors Inc.              100%         Delaware
Asia Badger, Inc.                                   100%         Delaware
Badger Energy, Inc.                                 100%         Delaware
Badger Middle East, Inc.                            100%         Delaware
Badger-SMAS Ltd.                                     51%         Saudi Arabia
Canadian Badger Company Limited                     100%         Canada
DISA-Raytheon Ingenieria y Construccion,
     S. de R.L. de C.V.                              49%         Mexico
Ebasco International Corporation                    100%         Delaware
Shanghai Ebasco - ECEPDI Engineering                 50%    Peoples Republic of
     Corporation                                                 China
Energy Overseas International, Inc.                 100%         Delaware
Catalytic Servicios, S.A.                            50%         Venezuela
Cosa-United, S.A.                                    19%         Venezuela
Gulf Design Corporation, Inc.                       100%         Florida
Jackson & Moreland International, Inc.              100%         Massachusetts
Litwin Aruba, Inc.                                  100%         Delaware
Litwin Panama Construction, Inc.                    100%         Delaware
Litwin S.A.                                       99.99%         France
Raytheon Engineers & Constructors S.R.L.            100%         Romania
Litwin Trinidad and Tobago Limited                  100%         Delaware
McBride-Ratcliff and Associates, Inc.               100%         Texas
Polytec, S.A.R.L.                                  99.5%         France
RE&C Receivables Corporation                        100%         Delaware
Raytheon Engineers & Constructors (Russia) Ltd.     100%         Massachusetts
Raytheon Engineers & Constructors B.V.              100%         Netherlands
International Refinery Constructors C.V.           49.5%         Netherlands
International Refinery Contractors (IRC) B.V.        50%         Netherlands
International Refinery Constructors C.V.              1%         Netherlands
Raytheon Engineers & Constructors France S.a.r.l.   0.2%         France
Raytheon Engineers & Constructors Mauritius Ltd.    100%         Mauritius
Raytheon Engineers & Constructors Canada Ltd.       100%         Canada
Raytheon Engineers & Constructors France
     S.a.r.l.                                      99.8%         France
Raytheon Engineers & Constructors Germany
     G.m.b.H.                                       100%         Germany
Raytheon Engineers & Constructors Italy
     S.r.l.                                          99%         Italy
Raytheon Engineers & Constructors Latin
     America, Inc.                                  100%         Delaware

MYA Badger SNC                                     50%           Venezuela
Raytheon Constructors do Brasil Ltda.         99.9995%           Brazil
Raytheon Engineers & Constructors
     Midwest, Inc.                                100%           Delaware
Raytheon Engineers & Constructors Pty
     Limited                                      100%           South Africa
Badger Africa (Pty) Ltd.                           50%           South Africa
Raytheon Infrastructure Inc.                      100%           New York
21st Century Rail Corporation                      70%           Delaware
Raytheon Nuclear Inc.                             100%           Delaware
Raytheon Quality Inspection Company               100%           Delaware
Raytheon-Ebasco (Malaysia) Sdn.                   100%           Malaysia
Raytheon-Ebasco Indonesia Ltd.                    100%           Delaware
Raytheon-Ebasco Overseas Ltd.                     100%           Delaware
Secore Services Incorporated                       50%           Georgia
United Engineers Far East, Ltd.                   100%           Delaware
Gibsin Engineers, Ltd.                             45%             Republic of
                                                                      China
United Engineers International, Inc.              100%           Pennsylvania
POSVEN C.A.                                        10%           Venezuela
United Mid-East, Inc.                             100%           Delaware
UME/SMAS                                           75%           Saudi Arabia
Raytheon Engineers & Constructors
     Middle East Limited                          100%           Colorado
Raytheon UAE Enterprises LLC                 0.487500%      United Arab Emirates
Stearns Catalytic Ingenieria y
     Construccion Chile Limitada                   97%           Chile
Raytheon Engineers & Constructors UK Ltd.         100%           Delaware
Raytheon Quality Programs Company                 100%           Delaware
Raytheon-Ansaldo Rail Systems Inc.                100%           Delaware
Raytheon-Ebasco Pakistan Ltd.                     100%           Delaware
Stearns Catalytic Corporation                     100%           Delaware
Raytheon Environmental Systems, Inc.              100%           California
Raytheon Espana Limited                           100%           Delaware
Raytheon Europe International Company             100%           Delaware
Raytheon Europe Management Services Ltd.          100%           Delaware
Raytheon European Management Co., Inc.            100%           Delaware
Raytheon European Management and
     Systems Company                              100%           Delaware
Raytheon Gulf Systems Company                     100%           Delaware
Raytheon Halbleiter GmbH                          100%           Germany
Raytheon Hanford, Inc.                            100%           Delaware
Raytheon Holding LLC                              100%           Delaware
Raytheon International Support Company            100%           Delaware
Raytheon International Trade Ltd. (Capital)       100%           Virgin Islands
Raytheon International, Inc.                      100%           Delaware
Raytheon Do Brasil Ltda.                        99.98%           Sao Paolo
Raytheon International Korea, Inc.                100%           Korea
Raytheon International, Mid-East Limited          100%           Delaware
Raytheon Investment Company                       100%           Delaware
Raytheon Italy Liaison Company                    100%           Delaware
Raytheon Korean Support Company                   100%           Delaware
Raytheon Logistics Support & Training Company     100%           Delaware

Raytheon Logistics Support Company                100%           Delaware
Raytheon Marine Sales and Service Company         100%           Delaware
Raytheon Mediterranean Systems Company            100%           Delaware
Raytheon Middle East Systems Company              100%           Delaware
Raytheon Overseas Limited                         100%           Delaware
Raytheon Pacific Company                          100%           Delaware
Raytheon Patriot Support Company                  100%           Delaware
Raytheon Peninsula Systems Company                100%           Delaware
Raytheon Procurement Company, Inc.                100%           Delaware
Gesellschaft fuer Verteidgungs Systeme mbH         50%           Germany
Systems For Defense Company                        50%           Delaware
Raytheon Radar Ltd.                               100%           Delaware
Raytheon Receivables, Inc.                        100%           Delaware
Raytheon STI Company                              100%           Delaware
Raytheon Seismic Company                          100%           Delaware
Raytheon Southeast Asia Systems Company           100%           Delaware
Raytheon Spanish Support Company                  100%           Delaware
Raytheon Systems Canada Ltd.                      100%           Canada
Raytheon Systems Company LLC                      100%           Delaware
Raytheon Systems Development Company              100%           Delaware
Raytheon Systems International Company            100%           Delaware
Raytheon Systems Support Company                  100%           Delaware
Raytheon Technical Services Company               100%           Delaware
Range Systems Engineering Company                 100%           Delaware
Range Systems Engineering Support Company         100%           Delaware
Raytheon Canada Services Company Ltd.             100%           Ontario
Raytheon Overseas Service Company                 100%           Delaware
Raytheon Services Company Puerto Rico             100%           Delaware
Raytheon Support Services Company                 100%           Delaware
Raytheon Training LLC                             100%           Delaware
Raytheon Technical and Administration
     Services Ltd.                                100%           Delaware
Raytheon United Kingdom Limited                   100%           England
Computer Systems & Programming Limited            100%           England
Data Logic Altergo, Ltd.                          100%           England
Data Logic Limited                                100%           England
Data Logic Properties Limited                     100%           England
Hallams (Electrical Contractors) Limited          100%           England
Penmar & Company Ltd.                             100%           England
Raycab (North) Limited                            100%           England
Raycab (South) Limited                            100%           England
Raytheon Marine Europe Ltd.                       100%           England
Magtex Limited                                    100%           England
Nautech Autohelm (Australia) Pty, Limited         100%           Australia
Nautech, Limited                                  100%           United Kingdom
Raytheon Marine Limited                           100%           England
Raytheon Systems Ltd.                             100%           England
Raytheon Computer Products Europe Limited          99%           England
Raytheon TI Systems, Ltd.                         100%           United Kingdom
Raytheon-Tag Components Limited                   100%           England

Square One Computer Services Limited              100%           England
SAVI Technology, Inc.                             100%           California
Seismograph Service Corporation                   100%           Delaware
Seismograph Service France                        100%           France
Subsidiary X Company                              100%           Delaware
Switchcraft de Mexico S.A. de C.V.                100%           Mexico
Thoray Electronics Corporation                     50%           Delaware
Tube Holding Company, Inc.                        100%           Connecticut
Xyplex Foreign Sales Corporation, Inc.            100%      U.S. Virgin Islands